Exhibit 99.2
JDA to Acquire i2 Investor Conference Call August 11, 2008 For conference audio, call (888) 434-3293 (US/Canada) or (706) 634-5126 (International) Ask for "JDA Software Group to Acquire i2 Technologies Investor Conference Call"

Safe Harbor Statement This document and our comments today will contain forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks are further described at the end of this presentation, and from time to time in JDA's Securities and Exchange Commission reports, (including but not limited to the annual report on Form 10-K for the year ended Dec. 31, 2007, and subsequently filed reports). This document also includes certain non-GAAP measures, which JDA uses internally in budgeting and performance monitoring activities to gauge our business performance. We believe these measures provide useful information to investors in evaluating JDA's ongoing business results. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measures in our press release, "JDA Software Group to Acquire i2 Technologies," which is posted on our website at www.jda.com.

Meeting Participants Hamish Brewer President and CEO (At JDA since 1994) Kristen Magnuson EVP & CFO (At JDA since 1997)

Transaction Overview On August 10th, JDA signed a definitive purchase agreement to acquire i2 Technologies for an enterprise value of approximately $346 million Represents 7.6x LTM standalone EBITDA of approximately $46 million The i2 acquisition will continue JDA's transformation: Establishes JDA as the leading vertically-focused specialist in the supply chain market Enhances global scope and scale of JDA Complementary end-to-end SCM solution offering for diverse customer needs Acquisition and refinancing of existing debt to be financed with approximately $425 million of new debt JDA expects i2 acquisition to be completed during 4th quarter 2008 and to be accretive in 2009 JDA pro forma combined LTM (6/30/08) revenue and adjusted EBITDA are approximately $635 million and $150(1) million, respectively (1) Includes $20 million of pro forma operating expense synergies

Agenda JDA Investment Highlights Transaction Rationale Financial Review Q&A

Agenda JDA Investment Highlights Transaction Rationale Financial Review Q&A

JDA At-A-Glance A leading global provider of Supply Chain Planning & Execution optimization solutions A leader in both top tier and mid-tier markets - 20+ years experience (1) Includes Manugistics for 6 months (2) Excludes stock-based compensation, amortization of intangibles and one-time items (3) Pro forma combined EBITDA includes near term Gross Profit Compression dis-synergies of ~($6.0m) and operating expense synergies of ~$20.0m (4) Pro forma combined cash flow from operations represents simple addition of JDA and i2 reported figures without synergies or other adjustments

Experienced Consolidator Manugistics Acquisition on July 2006 - Instructive Case Study $242m Enterprise Value Represented 1.4x LTM standalone revenue and 12.1x LTM standalone EBITDA Forecast $25-$30 million cost synergies - achieved $40 million synergies in 90 days Significant positive impact on pro forma combined scale and profitability Successful track record of growth through acquisition i2 will be the 11th acquisition in the past 10 years ($ in Millions) JDA (3/31/06) (1) MANU (2/28/06) (1) JDA (6/30/08) Revenue $ 213.4 $176.2 $377.8 Gross Profit 127.4 104.6 226.3 Gross Profit Margin (%) 59.7% 59.4% 59.9% EBITDA (2) $30.0 $20.0 $90.5 EBITDA Margin (%) 14.0% 11.4% 24.0% (1) Represents LTM results prior to announcement of JDA's acquisition of Manugistics in April 2006. (2) Pro forma for $40 million of synergies achieved. Excludes stock-based compensation, amortization of intangibles and one-time items

Track Record for Delivering Growth Strong software license growth since the acquisition of Manugistics in 3Q06 put JDA at a new level of license sales... Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 East 17.4 15.6 7.1 10.4 13.741 17.734 17.028 18.626 15.505 22.44 20.036 15.546 Average of 4 Quarters pre-Manugistics acquisition, post Manugistics acquisition and latest four quarters Manugistics Acquisition Average: $12.6 Average: $16.8 Average: $18.4 Quarterly License Revenue

Track Record for Enhancing Profitability EBITDA Margin 17% 14% 8% 10% 18% 18% 22% 23% 27% 23% 23% 22% Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 East 9.3 8 4 5.1 15.73 15.8 19.58 20.87 25.29 22.9 21.84 20.43 Manugistics Acquisition Average: $6.6 Average: $18.0 Average: $22.6 Average of 4 Quarters pre-Manugistics acquisition, post Manugistics acquisition and latest four quarters ....and at a new level of profitability Quarterly EBITDA

JDA 1H Historic Financial Metrics Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, ($ in Millions) 2006 2007 2008 Software Revenue $17.5 $ 35.7 $35.6 Total Revenue $99.6 $181.5 $185.7 Adjusted EBITDA(1) $9.1 $40.5 $42.3 EPS: GAAP $0.05 $0.30 $0.24 Adjusted(1) $0.16 $0.59 $0.62 Cash from Ops $18.4 $43.3 $51.9 DSOs 64 days 76 days 68 days Net Cash/(Debt) $125.9 ($40.7) $43.6 JDA's acquisition of Manugistics was transformative (1) Excludes stock-based compensation, amortization of intangibles and one-time items

1H08 Recent Customer Wins 124 software license deals in 1H08 8 license deals over $1m

Confirming JDA Guidance for 2008 Disappointed by 2Q software sales Outlook for 2H software sales is strong, expect significant sales growth over 1H Competitive win rates remain high Remain confident in FY08 standalone guidance

JDA Investment Highlights A Long Term Market Leader in Supply/ Demand Chain Optimization More than 5,700 retailer, manufacturer & wholesale-distribution customers A market leader in advanced planning and optimization solutions Reputation for Delivering Real Results Implementations in 60+ countries - customer "goes live" every 2 days Unparalleled depth of industry expertise Proven industry leader - 1,600+ attendees at latest user conference (May '08) Strong track record for delivering rapid results from acquisitions Enduring Competitive Differentiation Compete and win against SAP and Oracle - often complementary to ERP implementations Clear strategy for being vertically focused w/ strong value proposition Excellent Financial Performance Last 3 years 2005-2007 revenues and EBITDA CAGR of 32% and 66% respectively After Manugistics acquisition, progressed from net debt to net cash position within 24 months

Agenda JDA Investment Highlights Transaction Rationale Financial Review Q&A

Focus Retail/CPG Vertical Supply & Demand Optimization Discrete Manufacturing Consulting Services Headquarters Scottsdale, AZ Dallas, TX Employees ~1,700 ~1,300 LTM Revenue(1) $378 million $257 million LTM EBITDA(1) $91 million $46 million Market Capitalization $554 million $343 million(2) Key Customers Company Profiles (1) JDA and i2 LTM revenue as of June 30, 2008 (2) Denotes purchase price of common equity

Transaction Rationale

Enhanced Scale & Profile

- Pro Forma Combined LTM Revenues – $635m (47% recurring from subscription & maintenance)
- Pro Forma combined LTM EBITDA – $136m before synergies
- Significant operating leverage in global sales & delivery infrastructure
- Expands addressable market – doubles manufacturing market adding discrete manufacturers, strengthens Tier 1
- Creates the world's first advanced planning and optimization offering for the entire consumer products value chain

Highly Accretive

- ~ $20m of identified, near-term net operating cost savings
- Highly accretive in first full year (synergies to be realized in first 2-3 quarters)
- Cash acquisition with $425m debt representing total debt / pro forma LTM EBITDA with synergies of 2.8x

Ideal Fit for JDA

- Consistent with JDA strategy
- Uniquely positioned to rebuild the i2 business leveraging experience with Manugistics
- Ability to expand i2 market through JDA's expertise selling into Tier 2
- Easier integration than Manugistics
  - incremental rather than transformational

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Copyright 2008 JDA Software Group, Inc. - CONFIDENTIAL

Software Maintenance Services East 47.1 88.1 121.8 Asia US Europe East 20 60 20 i2 Technologies Overview A leading supply chain planning company Unique portfolio of products, services capabilities and intellectual property 5th largest SCM vendor globally - 21 of the AMR Top 25 Global Supply Chains belong to i2 customers Blue chip customer base in key verticals 360 active customers - predominantly very large, global enterprises Market leadership across discrete manufacturing technology ecosystem, industrial manufacturing and other verticals Strong financial attributes with turnaround well underway Approximately 60% of revenue is visible Improving maintenance trends despite uncertainty Significant backlog in all revenue segments S&M R&D G&A East 39.2 27.4 33.4 48% 34% 18% Operating Revenue Composition (LTM) Geographic Revenue Composition (LTM) Operating Cost Composition (LTM) 33% 27% 40%

Retail (~4,500 Companies) Process Mfg (~17,000 Companies) Discrete Mfg (~17,000 Companies) Note: Company counts reflect JDA's estimate of the approximate Tier 1 and Tier 2 addressable market Further Diversifies Products and End Markets

Retail, 37% Manufacturing & Distribution, 60% Services Industries, 3% Diversifies Customer Base 1,500+ Retailers 4,500+ Manufacturers & Wholesalers-Distributors Breakdown of Pro Forma Combined LTM Revenues of $635mm

Accelerates Solution Innovation Creates a unique solution offering that integrates consumer-driven manufacturers with retailers Expands our transportation solutions market and offering Adds SaaS and managed service offering Ease of technical integration Common technical foundations (J2EE) Complementary capabilities JDA's low cost, fault-tolerant scalability i2's services-based business process configuration Expands our expertise 2 Centers of Excellence (CoE) Hyderabad Bangalore

Complementary Operational Fit Deep domain Supply Chain experts Customer focused businesses Focus on leading edge innovation Planning and Optimization solutions India-based Centers of Excellence Complementary business models Longstanding key associates

Durable, Comprehensive Value Proposition Establishes JDA as a leading vertically-focused specialist in the supply chain market Solutions that customers need in this difficult economy - optimize inventory, price, transportation and labor Customers already see the synergies 130+ common customers Complementary strengths and operating models +

Agenda JDA Investment Highlights Transaction Rationale Financial Review Q&A

Purchase Price Overview ($ in millions) Note: LTM revenue as of June 30, 2008 (1) Includes: (i) as converted value of underlying shares at $14.86 offer; (ii) make-whole payment; (iii) consent consideration fees (2) Approximately $1,095.37 per Series B share outstanding, which includes change of control premium and other adjustments

Transaction Sources & Uses Sources JDAS Cash (at 6/30/08) $124.5 ITWO Cash (at 6/30/08) 143.1 Net Proceeds from SAP Settlement 79.0 Term Loan B ($425m Commitment) 425.0 Total Sources $771.6 Uses Purchase of ITWO Common Equity $342.9 Retirement of ITWO Convertible Preferred(1) 118.2 Retirement of ITWO Convertible Notes(2) 107.3 Repayment of JDAS Existing Debt 80.9 Various Transaction Costs(3) 45.0 Est. Cash to Opening Balance Sheet 77.3 Total Uses $771.6 ($ in millions) (1) Includes: (i) as converted value of underlying shares at $14.86 offer; (ii) make-whole payment; (iii) consent consideration fees (2) Approximately $1,095.37 per Series B share outstanding, which includes change of control premium and other adjustments (3) Including financing related costs, severance payments and advisor and legal fees

Pro Forma Combined LTM Operating Stats (June 30, 2008) JDA i2 Combined Total Revenues $377.8 $257.0 $634.8 Total Maintenance 183.2 88.1 271.3 Other Recurring Revenue 3.4 22.8 26.2 Total Recurring Revenue $186.6 $110.9 $297.5 Recurring/Total Revenue 49.4% 43.1% 46.9% Total EBITDA (before restructuring) $90.5 $45.8 $136.3 Near Term Gross Profit Compression ~(6.0) Cost Synergies ~20.0 Pro Forma EBITDA with Net Synergies $150.3 Cost Synergies/Pro Forma EBITDA 13.3% Total EBITDA Margin (before restructuring) 21.5% Near Term Gross Profit Compression (1.0%) Cost Synergies 3.2% Pro Forma EBITDA Margin with Net Synergies 23.9% Pro Forma Operating & Credit Statistics ($ in millions)

Pro Forma Operating & Credit Statistics Est. Pro Forma Capitalization Pro Forma 6/30/08 Cash $77.3 Revolving Credit Facility ($25.0 undrawn) $ 0.0 Senior Secured Debt (TLB) 425.0 Convertible Preferred (ThomaBravo) 50.0 Common Equity 349.6 Pro Forma Credit Ratios Without Opex.(1) Synergies With Synergies Pro Forma EBITDA $130.2 $150.3 Gross Debt/EBITDA 3.3x 2.8x Net Debt/EBITDA 2.7x 2.3x EBITDA/Interest Exp 3.4x 3.9x (1) Includes ~($6.0m) in near term Gross Profit Compression dis-synergies ($ in millions)

Significant Increase In Scale Combined Combined Combined Combined JDA i2 Combined East 377.8 257 634.8 JDA i2 Combined East 73.527 47.117 120.644 JDA i2 Combined East 183.2 88.1 271.3 JDA i2 Combined East 120.1 121.7 241.9 Maintenance Revenues (LTM, $ in mm) Services Revenues (LTM, $ in mm) Total Revenues (LTM, $ in mm) Software Revenues (LTM, $ in mm) Note: LTM revenue as of June 30, 2008

Public Company Costs Legal Fees Occupancy Costs Marketing Programs Product Dev. Hdct Sales & Mktg Hdct G&A Hdct East 5.2 1.4 2.3 1.5 1.9 2.1 5.8 Significant Anticipated Cost Synergies ~$20 million in Near-Term Cost Synergies

Pro Forma Earnings Power LTM EBITDA $90.5 $45.8 ~($6.0) ~$20.0 $150.3 JDAS ITWO GP Cost Combined East 90.5 48.5 -6.1 20.1 153

Summary of Anticipated Financial Benefits Expands revenues by over 65% with no dilution to shareholders Accretive to first-year EPS before non-cash charges Proven ability for rapid assimilation Identified ~$20 million of near-term Net Operating Cost savings Significant deferred tax asset Incremental revenue opportunity Enhanced market presence expands competitive opportunities Larger addressable market through complementary verticals Significant cross selling and up selling opportunities across 6,000+ strong customer base A leader in Supply Chain Planning & Execution across all Manufacturing & Retail sectors

Agenda JDA Investment Highlights Transaction Rationale Financial Review Q&A

Q&A Q&A

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA Software Group, Inc. ("JDA") and i2 Technologies, Inc. ("i2"), future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA's ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA's ability to successfully integrate and market the i2 products; (c) JDA's and i2' ability to obtain regulatory approvals; and (d) JDA's and i2's assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the specific risks identified in the proceeding paragraph, mergers involve a number of special risks, including diversion of management's attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA's business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management's attention, could have a material adverse effect on the combined company's business, operating results and financial condition.

SEC Legend In connection with the proposed transaction, i2 has agreed to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to i2's Investor Relations page on its corporate website at www.i2.com.

SEC Legend i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2's directors and executive officers will be included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2's proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC's web site at www.sec.gov. i2's filings are available free of charge on i2's corporate website at www.i2.com on its investor relations page. JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA's directors and executive officers is set forth in JDA's proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC's web site at www.sec.gov. JDA's filings are available free of charge on JDA's corporate website at www.jda.com on its investor relations page.